UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2014

SANDISK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

951 SanDisk Drive, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 9.01	Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements

Approval of an Amendment to Extend the Term of the SanDisk Corporation 2005 Employee Stock Purchase Plans

At the 2014 Annual Meeting of Stockholders of SanDisk Corporation (the “Company”) held on June 19, 2014 (the “Annual Meeting”), the stockholders of the Company approved an amendment to the Company’s Amended and Restated 2005 Employee Stock Purchase Plan for the Company’s U.S. employees and Amended and Restated 2005 International Employee Stock Purchase Plan for the Company’s employees in foreign jurisdictions (together, the “2005 Purchase Plans”). The amendment to the 2005 Purchase Plans had previously been approved by the Company’s Board of Directors subject to stockholder approval. The amendment to the 2005 Purchase Plans extends the term of the 2005 Purchase Plans to the last business day in July 2019. The foregoing description of the amendment to the 2005 Purchase Plans is a summary only and is qualified in its entirety by reference to the full text of the 2005 Purchase Plans, which is included as Annex B to the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 19, 2014. The final results for each of the matters submitted to the Company’s stockholders at the Annual Meeting are set forth below:

Proposal 1. Election of Directors. The Company’s stockholders elected the following eight directors to serve on the Company’s Board of Directors for the ensuing year and until their respective successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Michael E. Marks	151,326,051	22,526,263	336,698	20,184,084
Irwin Federman	150,486,295	23,371,263	331,454	20,184,084
Steven J. Gomo	172,579,596	1,278,829	330,587	20,184,084
Eddy W. Hartenstein	169,244,224	4,614,357	330,431	20,184,084
Dr. Chenming Hu	152,739,117	21,119,449	330,446	20,184,084
Catherine P. Lego	171,292,045	2,566,101	330,866	20,184,084
Sanjay Mehrotra	171,641,101	2,222,857	325,054	20,184,084
D. Scott Mercer	173,386,484	469,288	333,240	20,184,084

Proposal 2. Approval of the Amendment to the 2005 Purchase Plans. The Company’s stockholders approved the amendment to the 2005 Purchase Plans as described in Item 5.02 above.

For	Against	Abstain	Broker Non-Votes
172,204,865	662,213	1,321,934	20,184,084

Proposal 3. Ratification of the Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 28, 2014. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2014.

For	Against	Abstain
191,817,785	2,195,572	359,739

Proposal 4. Advisory Resolution to Approve the Compensation of the Company’s Named Executive Officers. The Company’s stockholders passed the advisory resolution to approve the compensation of the Company’s named executive officers, as described in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
166,850,791	6,810,693	527,528	20,184,084

No other matters were submitted for stockholder action at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Document
99.1
SanDisk Corporation Amended and Restated 2005 Employee Stock Purchase Plan and Amended and Restated 2005 International Employee Stock Purchase Plan (incorporated by reference to Annex B of the Company’s definitive proxy statement (Commission File No. 000-26734) filed on April 28, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDISK CORPORATION

Dated:	June 20, 2014	By:	/s/ Judy Bruner
Judy Bruner
Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1
SanDisk Corporation Amended and Restated 2005 Employee Stock Purchase Plan and Amended and Restated 2005 International Employee Stock Purchase Plan (incorporated by reference to Annex B of the Company’s definitive proxy statement (Commission File No. 000-26734) filed on April 28, 2014).